                                                                    Exhibit 99.1

                                                               Execution Version



                                SEVENTH AMENDMENT
           TO, AND WAIVER UNDER, AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SEVENTH AMENDMENT TO, AND WAIVER UNDER, AMENDED AND RESTATED CREDIT AGREEMENT (this "Seventh Amendment") is made and entered into as of February 8, 2006, by and among the financial institutions identified on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), WELLS FARGO FOOTHILL, INC., a California corporation, as administrative agent and collateral agent for the Lenders (in such capacities, together with any successor administrative agent and collateral agent, the "Agent"), SILVER POINT FINANCE, LLC, as the co-agent, syndication agent, documentation agent (in such capacities, together with any successor co-agent, syndication agent, and documentation agent, the "Co-Agent"), arranger and book runner, SALTON, INC., a Delaware corporation (the "Parent"), each of the Parent's Subsidiaries identified on the signature pages hereof as Borrowers (collectively with the Parent, the "Borrowers") and each of the Parent's Subsidiaries identified on the signature pages hereof as Guarantors (collectively, the "Guarantors" and, together with the Borrowers, the "Borrower Parties").


                                   WITNESSETH:
                                   -----------

         WHEREAS, the Lenders, the Agent, the Co-Agent and the Borrower Parties are parties to that certain Amended and Restated Credit Agreement, dated as of May 9, 2003 and amended and restated as of June 15, 2004 (as amended as of August 30, 2004, as of May 11, 2005, as of July 8, 2005, as of September 22, 2005, as of October 7, 2005, and as of November 9, 2005, and as it may be further amended, modified, supplemented or amended and restated from time to time, the "Credit Agreement");

         WHEREAS, Section 7.24 of the Credit Agreement required that the Borrowers not fail to maintain or achieve a Consolidated Fixed Charge Coverage Ratio for the 12-month period ending November 30, 2005 of at least 0.09:1.00 (the "November 2005 CFCC Threshold");

         WHEREAS, the Borrowers' actual Consolidated Fixed Charge Coverage Ratio for the 12-month period ending November 30, 2005 was less than the November 2005 CFCC Threshold (the "Section 7.24 November Default");

         WHEREAS, the Borrowers have requested, and the Agent, the Co-Agent and the Lenders have agreed, to waive the Section 7.24 November Default subject to the terms and conditions set forth herein;

WHEREAS, pursuant to Section 7 of the Sixth Amendment (as extended by that certain Waiver and Consent under Amended and Restated Credit Agreement dated as of December 20, 2005), Borrowers agreed to deliver to the Co-Agent, on or prior to January 15, 2006, a fully executed landlord waiver, in form and substance reasonably satisfactory to the Agent and the Co-

Agent, with respect to the property located at 2301 West Bernardino Avenue, Redlands, California 92374 (the "Required Landlord Waiver");

         WHEREAS, the Borrowers have failed to deliver the Required Landlord Waiver (the "Landlord Waiver Default");

         WHEREAS, the Borrowers have requested, and the Agent, the Co-Agent and the Lenders have agreed, to waive the Landlord Waiver Default subject to the terms and conditions set forth herein;

         WHEREAS, Section 3 of the Sixth Amendment provides that the waivers under the Security Agreement set forth therein (the "Section 3 Security Agreement Waivers") shall be rescinded and no longer effective if the Required Landlord Waiver is not obtained in compliance with Section 7 of the Sixth Amendment;

         WHEREAS, the Borrowers have requested, and the Agent, the Co-Agent and the Lenders have agreed, to extend the Section 3 Security Agreement Waivers subject to the terms and conditions set forth herein;

         WHEREAS, the Borrowers have requested that the Lenders terminate and release (a) the pledge by Salton UK of its interest in Salton Holdings Limited (the "Salton UK-Salton Holdings Limited Pledge") pursuant to that certain Pledge Agreement dated as of June 28, 2005 among Salton UK and the Agent (the "Salton UK-Salton Holdings Limited Pledge Agreement"), (b) the pledge by Salton Nominees Limited of its interest in Salton Holdings Limited (the "Salton Nominees-Salton Holdings Limited Pledge") pursuant to that certain Pledge Agreement dated as of June 28, 2005 among Salton Nominees Limited and the Agent (the "Salton Nominees-Salton Holdings Limited Pledge Agreement"), (c) the pledge by Salton S.A.R.L., Salton International C.V., Salton, Inc., Salton Holdings, Inc. and Home Creations Direct, Ltd. of their interest in Salton Hong Kong Limited (the "Salton Hong Kong Limited Pledge") pursuant to that certain Deed of Security and Pledge dated as of July 25, 2005 among Salton S.A.R.L., Salton International C.V., Salton, Inc., Salton Holdings, Inc., Home Creations Direct, Ltd. and the Agent (the "Salton Hong Kong Limited Pledge Agreement"), and (d) the pledge by Salton International C.V., Salton, Inc., Salton Holdings, Inc. and Home Creations Direct, Ltd. of their interest in Salton (Aust) Pty Ltd. (the "Salton
(Aust) Pty Ltd. Pledge", and together with the Salton UK-Salton Holdings Limited Pledge, the Salton Nominees-Salton Holdings Limited Pledge, and the Salton Hong Limited Pledge, the "Applicable Foreign Pledges") pursuant to that certain Deed of Security and Pledge dated as of July 28, 2005 among Salton International C.V., Salton, Inc., Salton Holdings, Inc., Home Creations Direct, Ltd. and the Agent (the "Salton (Aust) Pty Ltd. Pledge Agreement", and together with the Salton UK-Salton Holdings Limited Pledge Agreement, the Salton Nominees-Salton Holdings Limited Pledge Agreement, and the Salton Hong Limited Pledge Agreement, the "Applicable Foreign Pledge Agreements");

         WHEREAS, the Agent, the Co-Agent and the Lenders have agreed to terminate and release the Applicable Foreign Pledges subject to the terms and conditions set forth herein; and

         WHEREAS, the Borrower Parties, the Lenders, the Agent and the Co-Agent wish to amend the Credit Agreement as herein provided;

         NOW, THEREFORE, in consideration of the agreements and provisions herein contained, the parties hereto do hereby agree as follows:

            SECTION 1. DEFINITIONS. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

            SECTION 2. WAIVERS UNDER CREDIT AGREEMENT.

         2.01 WAIVER AND AGREEMENT IN CONNECTION WITH LANDLORD DEFAULT. Subject to the satisfaction of the terms and conditions set forth herein, the Agent, the Co-Agent and the Required Lenders hereby (a) waive the Landlord Default solely with respect to the failure to deliver the Required Landlord Waiver in accordance with Section 7 of the Sixth Amendment (as extended by that certain Waiver and Consent under Amended and Restated Credit Agreement dated as of December 20, 2005) and (b) agree that, notwithstanding Section 3 of the Sixth Amendment, the Section 3 Security Agreement Waivers shall not be rescinded and shall remain effective; provided, that the foregoing waiver and agreement shall be rescinded and no longer effective if Administrative Borrower fails to deliver to the Lenders a fully executed landlord waiver, in form and substance reasonably satisfactory to the Agent and the Co-Agent, with respect to the property located at 2301 West Bernardino Avenue, Redlands, California 92374, on or prior to March 15, 2006.

         2.02 WAIVER IN CONNECTION WITH FINANCIAL COVENANT DEFAULT. Subject to the satisfaction of the terms and conditions set forth herein, the Agent, the Co-Agent and the Required Lenders hereby agree to waive the Section 7.24 November Default solely with respect to the 12-month period ending November 30, 2005.

            SECTION 3. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended, effective as of the date this Seventh Amendment becomes effective in accordance with Section 7 hereof (except with respect to Section 3.05(b) of this Seventh Amendment, which shall become effective on March 1,
2006), as follows:

         3.01 AMENDMENT TO SECTION 3.1(C) OF THE CREDIT AGREEMENT. Clause (iv) of Section 3.1(c) of the Credit Agreement is hereby amended by deleting it in its entirety.

         3.02 AMENDMENTS TO SECTION 7.24 OF THE CREDIT AGREEMENT. Section 7.24 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

         "7.24 Fixed Charge Coverage Ratio. No Borrower Party shall permit the Consolidated Fixed Charge Coverage Ratio, calculated on a consolidated basis with respect to the Parent and its Subsidiaries, as of the end of each fiscal month for the twelve-month period then ending, to be less than the amount set forth below for the applicable period set forth below:

-------------------------------------------------------------------------------------------------------------
                   Applicable Ratio                                      Applicable Period
-------------------------------------------------------------------------------------------------------------
(0.16) to 1.00                                          For the 12-month period ending December 31, 2005
-------------------------------------------------------------------------------------------------------------
(0.13) to 1.00                                          For the 12-month period ending January 31, 2006
-------------------------------------------------------------------------------------------------------------
(0.09) to 1.00                                          For the 12-month period ending February 28, 2006
-------------------------------------------------------------------------------------------------------------
0.04 to 1.00                                            For the 12-month period ending March 31, 2006
-------------------------------------------------------------------------------------------------------------
0.05 to 1.00                                            For the 12-month period ending April 30, 2006
-------------------------------------------------------------------------------------------------------------
0.00 to 1.00                                            For the 12-month period ending May 31, 2006
-------------------------------------------------------------------------------------------------------------
0.13 to 1.00                                            For the 12-month period ending June 30, 2006
-------------------------------------------------------------------------------------------------------------
0.14 to 1.00                                            For the 12-month period ending July 31, 2006
-------------------------------------------------------------------------------------------------------------
0.22 to 1.00                                            For the 12-month period ending August 31, 2006
-------------------------------------------------------------------------------------------------------------
0.37 to 1.00                                            For the 12-month period ending September 30, 2006
-------------------------------------------------------------------------------------------------------------
0.38 to 1.00                                            For the 12-month period ending October 31, 2006
-------------------------------------------------------------------------------------------------------------
0.29 to 1.00                                            For the 12-month period ending November 30, 2006
-------------------------------------------------------------------------------------------------------------
0.55 to 1.00                                            For the 12-month period ending December 31, 2006
-------------------------------------------------------------------------------------------------------------
0.63 to 1.00                                            For the 12-month period ending January 31, 2007
-------------------------------------------------------------------------------------------------------------
0.68 to 1.00                                            For the 12-month period ending February 28, 2007
-------------------------------------------------------------------------------------------------------------
0.69 to 1.00                                            For the 12-month period ending March 31, 2007
-------------------------------------------------------------------------------------------------------------
0.76 to 1.00                                            For the 12-month period ending April 30, 2007
-------------------------------------------------------------------------------------------------------------
0.84 to 1.00                                            For the 12-month period ending May 31, 2007
-------------------------------------------------------------------------------------------------------------
0.87 to 1.00                                            For the 12-month period ending June 30, 2007
-------------------------------------------------------------------------------------------------------------
A ratio determined by Co-Agent based on the             For each 12-month period ending on
projections delivered pursuant to Section 5.2(g)        the last day of each month thereafter
satisfactory to Co-Agent, unless otherwise agreed
to in writing by Co-Agent and the Borrowers
-------------------------------------------------------------------------------------------------------------

         3.03 SECTION 13.8. Section 13.8 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

                  "13.8 Notices. Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (b) four (4) days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted and confirmed, in each case addressed to the party to be notified as follows:

         If to the Agent:

                  Wells Fargo Foothill, Inc.
                  1000 Abernathy Road, Suite 1450
                  Atlanta, Georgia  30328
                  Attention:  Business Finance Division Manager
                  Telecopy No.:  (770) 508-1375
                  Email: wplough@wffoothill.com

         with copies to:

                  Schulte Roth & Zabel LLP
                  919 Third Avenue
                  New York, New York  10022
                  Attention:  Fredric L. Ragucci, Esq.
                  Telecopy No.:  (212) 593-5955
                  Email:  frederic.ragucci@srz.com

         If to the Borrower Parties, or any of them:

                  Salton, Inc.
                  1955 Field Court
                  Lake Forest, Illinois 60045
                  Attention:  William B. Rue
                  Telecopy No.:  (847) 803-4641
                  Email:   wrue@saltonusa.com

         with copies to:

                  Sonnenschein Nath & Rosenthal LLP
                  8000 Sears Tower
                  Chicago, Illinois 60606
                  Attention:  Neal Aizenstein, Esq.
                  Telecopy No.: (312) 876-7934
                  Email:   naizenstein@sonnenschein.com

         If to the Co-Agent:

                  Silver Point Finance, LLC
                  Two Greenwich Plaza, 1st Floor
                  Greenwich, CT  06830-6353600
                  Attn:    David Sawyer
                  Telecopy No.: (203) 542-4300
                  Email:   dsawyer@silverpointcapital.com

         with copies to:

                  Bingham McCutchen LLP
                  399 Park Avenue
                  New York, New York 10022-4689
                  Attn: Mark B. Joachim, Esq.
                  Telecopy No.: (212) 752-5378
                  Email: mark.joachim@bingham.com

         If to a Lender, to such Lender at such address as shall be set forth on its signature page hereof,

                  in each case above, or to such other address as each party may designate for itself by like notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication."

         3.04 SCHEDULE 7.22. Schedule 7.22 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the Schedule 7.22 attached hereto in lieu thereof.

         3.05 AMENDMENTS TO ANNEX A: CREDIT AGREEMENT DEFINITIONS.

                  (a) The definition of "Applicable Margin" is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

                  ""Applicable Margin" means (a) with respect to Base Rate Loans and all other Obligations (other than LIBOR Rate Loans), 4.00%, and (b) with respect to LIBOR Rate Loans, 6.00%; provided, that if Agent, Co-Agent, the Lenders and the Borrower Parties agree to amend the definition of Borrowing Base to eliminate clause (a)(D) thereof, then, effective as of such amendment, "Applicable Margin" shall mean (a) with respect to Base Rate Loans and all other Obligations, 3.00%, and (b) with respect to LIBOR Rate Loans, 5.00%."

                  (b) Clause (a)(D) of the definition of "Borrowing Base" is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

                  ""(D) the lesser of

                  (i) the sum of

                      (x) ten percent (10%) of the Net Amount of Eligible Accounts, plus

                      (y) the sum of (I) twenty-four percent (24%) of the value of the Eligible Landed Inventory, plus (II) twenty-nine percent (29%) of the book value of Eligible In-Transit Inventory valued at the lower of cost (determined on a first-in, first-out basis) or market; and

                  (ii) $16,200,000"; and

         (c) The definition of "EBITDA" is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

                  ""EBITDA" means, with respect to any fiscal period of the Borrowers, US Adjusted Net Earnings from Operations, plus, to the extent deducted in the determination of US Adjusted Net Earnings from Operations for that fiscal period, (a) interest expenses, (b) Federal, state, local and foreign income taxes, (c) depreciation and amortization (including, without limitation, amortization of restricted stock, stock appreciation rights and similar equity instruments), (d) impairment losses incurred in connection with a restructuring of the U.S. operations in an aggregate amount not to exceed the applicable amount set forth in Schedule E-4 for each applicable period, and (e) the aggregate amount of losses resulting from the sale of slow moving or excess Inventory of Borrower Parties during the period from February 6, 2006 through and including September 30, 2006 in an aggregate amount not to exceed $5,000,000; provided, that no amount shall be added back under this clause (e) unless and until the Agent and the Co-Agent shall have received satisfactory documentation (including, without limitation, a certificate signed by an officer of the Parent) evidencing the loss resulting from any such sale and the corresponding deduction in the determination of US Adjusted Net Earnings from Operations; provided, further, that no amount shall be added back under this clause (e) from and after the date that the Borrower Parties shall have received an aggregate amount of $5,000,000 or more in Net Cash Proceeds from (x) the sale or other disposition of assets other than Inventory and/or (y) the issuance of any Debt or shares of Stock."

            SECTION 4. TERMINATION OF APPLICABLE FOREIGN PLEDGES. The Agent, the Co-Agent and the Lenders hereby terminate each of the Applicable Foreign Pledges and shall promptly release and return any remaining certificated Pledged Interests (as defined in the respective Applicable Foreign Pledge Agreements), if any, and all rights received by Agent as a result of its possessory interest in such Pledged Interests to the appropriate Pledgors and shall deliver such termination statements and other release documents as may be requested by the Pledgor to evidence the termination of the Agent's Liens in such Pledged Interests thereunder, in each case without recourse and without representation or warranty of any kind and at the sole cost and expense of the Pledgors. In addition, the Agent, the Co-Agent and the Lenders hereby waive any failure on the part of the applicable Loan Parties to have the Applicable Foreign Pledges in effect and any failure of the applicable Loan Parties to comply with the Applicable Foreign Pledge Agreements.

            SECTION 5. RESERVES ESTABLISHED IN CONNECTION WITH FOURTH AMENDMENT. Given the amendment to clause (a)(D) of the definition of Borrowing Base to be effected by this Seventh Amendment, on March 1, 2006, Agent and Co-Agent shall release the reserve in the amount of $24,919,414.62 established pursuant to the Fourth Amendment with respect to the proceeds of the AMAP Sale (as defined in the Fourth Amendment).

            SECTION 6. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent, the Co-Agent and the Lenders to enter into this Seventh Amendment, the Borrower Parties hereby represent and warrant that:

         6.01 NO DEFAULT. At and as of the date of this Seventh Amendment and after giving effect to this Seventh Amendment, no Default or Event of Default exists.

         6.02 REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. At and as of the date of this Seventh Amendment and both prior to (other than with respect to the Section 7.24 November Default and the Landlord Waiver Default) and after giving effect to this Seventh Amendment, each of the representations and warranties contained in the Credit Agreement and other Loan Documents is true and correct in all material respects.

         6.03 CORPORATE POWER, ETC. The Borrower Parties (a) have all requisite corporate power and authority to execute and deliver this Seventh Amendment and to consummate the transactions contemplated hereby and (b) have taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this Seventh Amendment and the consummation of the transactions contemplated hereby.

         6.04 NO CONFLICT. Neither the execution and delivery of this Seventh Amendment nor consummation of the transactions contemplated hereby will (a) conflict with or result in any breach or violation of any provision of the certificate of incorporation, certificate of formation or by-laws of the Borrower Parties, (b) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of the Borrower Parties under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which the Borrower Parties are parties or to which any of their properties or assets are subject, (c) require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any Governmental Authority, or (d) violate any order, writ, injunction, decree, judgment, ruling, law, statute, rule or regulation of any Governmental Authority.

         6.05 BINDING EFFECT. This Seventh Amendment has been duly executed and delivered by the Borrower Parties and constitutes the legal, valid and binding obligation of the Borrower Parties, enforceable against the Borrower Parties in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            SECTION 7. CONDITIONS. This Seventh Amendment shall be effective upon the fulfillment by the Borrower Parties, in a manner satisfactory to the Co-Agent, the Agent and the Lenders, of all of the following conditions precedent set forth in this Section 7 (such date, the "Effective Date"); provided that Section 3.05(b) of this Seventh Amendment shall not become effective until March 1, 2006:

         7.01 EXECUTION OF THE SEVENTH AMENDMENT. Each of the parties hereto shall have executed an original counterpart of this Seventh Amendment and shall have delivered (including by way of telefacsimile or electronic mail) the same to the Co-Agent.

         7.02 REPRESENTATIONS AND WARRANTIES. As of the Effective Date, the representations and warranties set forth in Section 6 hereof shall be true and correct.

         7.03 TERMINATION OF SECOND LIEN PLEDGES. The Co-Agent and the Agent shall have received satisfactory evidence that the Second Lien Agent shall have terminated each of the second lien pledges granted in its favor that correspond to the Applicable Foreign Pledges granted in favor of the Agent and the Co-Agent.

         7.04 DELIVERY OF OTHER DOCUMENTS. The Co-Agent and the Agent shall have received all such other instruments, documents and agreements as the Co-Agent or the Agent may reasonably request, in form and substance reasonably satisfactory to the Co-Agent and the Agent.

            SECTION 8. MISCELLANEOUS.

         8.01 CONTINUING EFFECT. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

         8.02 NO WAIVER; RESERVATION OF RIGHTS. This Seventh Amendment is limited as specified and the execution, delivery and effectiveness of this Seventh Amendment shall not operate as a modification, acceptance or waiver of any provision of the Credit Agreement, or any other Loan Document, except as specifically set forth herein. Notwithstanding anything contained in this Seventh Amendment to the contrary, the Agent, the Co-Agent and the Lenders expressly reserve the right to exercise any and all of their rights and remedies under the Credit Agreement, any other Loan Document and applicable law in respect of any Default or Event of Default.

         8.03 REFERENCES.

            (a) From and after the Effective Date, (i) the Credit Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Seventh Amendment and (ii) all of the terms and provisions of this Seventh Amendment are hereby incorporated by reference into the Credit Agreement, as applicable, as if such terms and provisions were set forth in full therein, as applicable.

            (b) From and after the Effective Date, (i) all references in the Credit Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby and (ii) all references in the Credit Agreement, the other Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith to "Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.

         8.04 GOVERNING LAW. THIS SEVENTH AMENDMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THE SUBJECT MATTER HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         8.05 SEVERABILITY. The provisions of this Seventh Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Seventh Amendment in any jurisdiction.

         8.06 COUNTERPARTS. This Seventh Amendment may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this Seventh Amendment by telefacsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart. A complete set of counterparts shall be lodged with the Borrower Parties, the Agent, the Co-Agent and each Lender.

         8.07 HEADINGS. Section headings in this Seventh Amendment are included herein for convenience of reference only and shall not constitute a part of this Seventh Amendment for any other purpose.

         8.08 BINDING EFFECT; ASSIGNMENT. This Seventh Amendment shall be binding upon and inure to the benefit of the Borrower Parties, the Agent, the Co-Agent and the Lenders and their respective successors and assigns; provided, however, that the rights and obligations of the Borrower Parties under this Seventh Amendment shall not be assigned or delegated without the prior written consent of the Agent, the Co-Agent and the Lenders.

         8.09 EXPENSES. The Borrowers agree to pay the Agent and Co-Agent upon demand, for all reasonable expenses, including reasonable fees of attorneys and paralegals for the Agent, the Co-Agent and the Lenders (who may be employees of the Agent, Co-Agent or the Lenders), incurred by the Agent, the Co-Agent and the Lenders in connection with the preparation, negotiation and execution of this Seventh Amendment and any document required to be furnished herewith.

         8.10 INTEGRATION. This Seventh Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.



                            [Signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                   BORROWERS:

                                   SALTON, INC., a Delaware corporation


                                   By:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------

                                   TOASTMASTER INC., a Missouri corporation


                                   By:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------



                                   SALTON TOASTMASTER LOGISTICS LLC,
                                   a Delaware limited liability company


                                   By:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------


                                   GUARANTORS:

                                   HOME CREATIONS DIRECT, LTD.,
                                   a Delaware corporation


                                   By:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------


                                   SONEX INTERNATIONAL CORPORATION,
                                   a Delaware corporation


                                   By:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------

                                   ICEBOX, LLC, an Illinois limited liability company


                                   By:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------


                                   FAMILY PRODUCTS INC., a Delaware corporation


                                   By:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------


                                   SALTON HOLDINGS, INC., a Delaware corporation


                                   By:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------


                                   AGENT, CO-AGENT AND LENDERS:

                                   WELLS FARGO FOOTHILL, INC.
                                   as the Administrative Agent, the Collateral
                                   Agent and as a Lender

                                   By:
                                          --------------------------------------
                                   Its:
                                          --------------------------------------


                                   SILVER POINT FINANCE, LLC, as the Co-Agent, the Documentation Agent, and the Syndication Agent


                                   By:
                                          --------------------------------------
                                   Its:
                                          --------------------------------------

                                   TRS THEBE LLC, as a Lender


                                   By:
                                          --------------------------------------
                                   Its:
                                          --------------------------------------


                                   SEA PINES FUNDING LLC, as a Lender


                                   By:
                                          --------------------------------------
                                   Its:
                                          --------------------------------------


                                   SPIRET IV LOAN TRUST 2003-A, as a Lender

                                   By: WILMINGTON TRUST COMPANY, not in its
                                   individual capacity but solely as trustee


                                   By:
                                          --------------------------------------
                                   Its:
                                          --------------------------------------


                                   SPCP GROUP LLC, as a Lender


                                   By:
                                          --------------------------------------
                                   Its:
                                          --------------------------------------


                                   FIELD POINT I, LTD., as a Lender


                                   By:
                                          --------------------------------------
                                   Its:
                                          --------------------------------------


                                   FIELD POINT II, LTD., as a Lender


                                   By:
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                                   Its:
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